SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                ----------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 CYCO.NET, INC.
             (Exact Name of Registrant as Specified in its Charter)

         NEVADA                                               13-3389415
         ------                                               ----------
(State of incorporation                                    (I.R.S. Employer
     or organization)                                     Identification No.)

                       4201 YALE BOULEVARD, N. E. SUITE G
                          ALBUQUERQUE, NEW MEXICO 87107
                    (Address of Principal Executive Offices)

                                   Copies to:

                             Clayton E. Parker, Esq.
                               Troy J. Rillo, Esq.
                           Kirkpatrick & Lockhart LLP
                      201 S. Biscayne Boulevard, Suite 2000
                              Miami, Florida 33131
                                 (305) 539-3300





If this form relates to the If this form relates to the registration of a class of registration of a class of securities securities pursuant to Section pursuant to Section 12(g) of the 12(b) of the Exchange Act and is Exchange Act and is effective pursuant effective pursuant to General to General Instruction A.(d), please
Instruction A.(c), please check the     check the following box. [ X ]
following box. [ ]

Securities  Act  registration  statement file number to which this form relates:
333-69332

Securities to be registered pursuant to Section 12(b) of the Act:

   Title of Each Class                            Name of Each Exchange on Which
   to be so Registered                            Each Class is to be Registered
   -------------------                            ------------------------------

   None                                           None

Securities to be registered pursuant to Section 12(g) of the Act:

   Common Stock, par value $0.001

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.
         -------------------------------------------------------

         This information is incorporated by reference to the Registrant's Registration Statement on Form SB-2 (File No. 333-69332), filed with the Securities and Exchange Commission on September 13, 2001, as amended (the "REGISTRATION STATEMENT"), in the section entitled "Description of Capital Stock."

ITEM 2.  EXHIBITS.
         --------

         (a) The following exhibits are filed as part of this registration statement:


EXHIBIT NO.   DESCRIPTION                                              LOCATION
------------  ------------------------------------------------------   -------------------------------------------------
2.1           Acquisition Agreement between Ave and DMI                Incorporated by reference to Exhibit 2.1 to
                                                                       the Company's Annual Report on Form 10-KSB as
                                                                       filed with the Securities and Exchange
                                                                       Commission on April 16, 2001

2.2           Letter of Intent between Ave and Cyco.net dated          Incorporated by reference to Exhibit 2.2 to
              July 9, 1999                                             the Company's Annual Report on Form 10-KSB as
                                                                       filed with the Securities and Exchange
                                                                       Commission on April 16, 2001

3.1           Certificate of Amendment to Change name to Ave, Inc.     Incorporated by reference to Exhibit 2.7 to
              dated 5/7/90                                             the Company's Annual Report on Form 10-KSB as
                                                                       filed with the Securities and Exchange
                                                                       Commission on April 16, 2001

3.2           Certificate of Agreement of Merger of DeLuxe Onyx        Incorporated by reference to Exhibit 2.8 to
              Company dated January 23, 1987                           the Company's Annual Report on Form 10-KSB as
                                                                       filed with the Securities and Exchange
                                                                       Commission on April 16, 2001

3.3           Certificate and Agreement of Merger of DeLuxe dated      Incorporated by reference to Exhibit 2.9 to
              1/23/87                                                  the Company's Annual Report on Form 10-KSB as
                                                                       filed with the Securities and Exchange
                                                                       Commission on April 16, 2001

3.4           Certificate Amending Certificate of Incorporation        Incorporated by reference to Exhibit 2.10 to
              dated January 23, 1987                                   the Company's Annual Report on Form 10-KSB as
                                                                       filed with the Securities and Exchange
                                                                       Commission on April 16, 2001

3.5           Ave, Inc. By Laws                                        Incorporated by reference to Exhibit 3.0 to
                                                                       the Company's Annual Report on Form 10-KSB as
                                                                       filed with the Securities and Exchange
                                                                       Commission on April 16, 2001

3.6           Articles in Incorporation of Cyco.net, Inc. the Wholly   Incorporated by reference to Exhibit 21.1 to
              Owned Subsidiary Cyco.net, Inc. (formerly Ave, Inc.)     the Company's Annual Report on Form 10-KSB as
                                                                       filed with the Securities and Exchange
                                                                       Commission on April 16, 2001

3.7           Certificate of Amendment to Articles of Cyco.net, Inc.   Incorporated by reference to Exhibit 21.2 to
              to change name from Ave, Inc. to Cyco.net, Inc.          the Company's Annual Report on Form 10-KSB as
                                                                       filed with the Securities and Exchange
                                                                       Commission on April 16, 2001

3.8           Certificate of Amendment of Cyco.net, Inc.               Incorporated by reference to Exhibit 21.3 to
                                                                       the Company's Annual Report on Form 10-KSB as
                                                                       filed with the Securities and Exchange
                                                                       Commission on April 16, 2001



EXHIBIT NO.   DESCRIPTION                                              LOCATION
------------  ------------------------------------------------------   -------------------------------------------------
3.9           By-Laws of Cyco.net, Inc.                                Incorporated by reference to Exhibit 21.5 to
                                                                       the Company's Annual Report on Form 10-KSB as
                                                                       filed with the Securities and Exchange
                                                                       Commission on April 16, 2001

3.10          Articles of Amendment and Restatement to Articles of     Incorporated by reference to Exhibit 3.10 to
              Incorporation of AVE, Inc.                               Cyco.net's Registration Statement on Form SB-2
                                                                       filed with the Securities and Exchange
                                                                       Commission on September 13, 2001

3.11          Certificate of Amendment to Articles of Incorporation    Incorporated by reference to Exhibit 3.11 to
              of Cyco.net, Inc. filed with Nevada Secretary of State   Cyco.net's Registration Statement on Form SB-2
              on August 9, 2001                                        filed with the Securities and Exchange
                                                                       Commission on September 13, 2001

4.1           Stock Specimen                                           Incorporated by reference to Exhibit 2.4 to
                                                                       the Company's Annual Report on Form 10-KSB as
                                                                       filed with the Securities and Exchange
                                                                       Commission on April 16, 2001

5.1           Opinion re: Legality                                     Incorporated by reference to Exhibit 5.1 to
                                                                       the Company's Registration Statement on Form
                                                                       SB-2 filed with the Securities and Exchange
                                                                       Commission on September 13, 2001

10.1          Line of Credit Agreement dated August 9, 1999            Incorporated by reference to Exhibit 10.0 to
                                                                       the Company's Annual Report on Form 10-KSB as
                                                                       filed with the Securities and Exchange
                                                                       Commission on April 16, 2001

10.2          Amendment to Line of Credit Agreement dated August 9,    Incorporated by reference to Exhibit 10.1 to
              1999                                                     the Company's Annual Report on Form 10-KSB as
                                                                       filed with the Securities and Exchange
                                                                       Commission on April 16, 2001

10.3          Promissory note from Cyco.net, Inc. to Francisco         Incorporated by reference to Exhibit 99 to the
              Urrea, Jr.                                               Company's Annual Report on Form 10-KSB as
                                                                       filed with the Securities and Exchange
                                                                       Commission on April 16, 2001

10.4          May Davis Extension Agreement                            Incorporated by reference to Exhibit 99 to the
                                                                       Company's Quarterly Report on Form 10-QSB
                                                                       filed with the Securities and Exchange
                                                                       Commission on January 4, 2001

10.5          R. Gene Klawetter Letter of Resignation                  Incorporated by reference to Exhibit 99.2 to
                                                                       the Company's 8-K filed with the Securities
                                                                       and Exchange Commission on August 22, 2000

10.6          Lease Agreement                                          Incorporated by reference to Exhibit 99.3 to
                                                                       the Company's 8-K filed with the Securities
                                                                       and Exchange Commission on August 22, 2000

10.7          Equity Line of Credit Agreement dated as of August       Incorporated by reference to Exhibit 10.7 to
              2001 between Cyco.net and Cornell Capital Partners,      the Company's 10-QSB for the quarter ended
              L.P.                                                     September 30, 2001 filed with the Securities
                                                                       and Exchange Commission on November 12, 2001



EXHIBIT NO.   DESCRIPTION                                              LOCATION
------------  ------------------------------------------------------   -------------------------------------------------
10.8          Warrant dated as of August 2001 given by Cyco.net to     Incorporated by reference to Exhibit 10.7 to
              Cornell Capital Partners, L.P.                           the Company's 10-QSB for the quarter ended
                                                                       September 30, 2001 filed with the Securities
                                                                       and Exchange Commission on November 12, 2001

10.9          Registration Rights Agreement dated August 2001          Incorporated by reference to Exhibit 10.7 to
              between Cyco.net and Cornell Capital Partners, L.P.      the Company's 10-QSB for the quarter ended
                                                                       September 30, 2001 filed with the Securities
                                                                       and Exchange Commission on November 12, 2001

10.10         Escrow Agreement dated as of August 2001 among           Incorporated by reference to Exhibit 10.7 to
              Cyco.net, Cornell Capital Partners, L.P., Butler         the Company's 10-QSB for the quarter ended
              Gonzalez LLP and First Union National Bank               September 30, 2001 filed with the Securities
                                                                       and Exchange Commission on November 12, 2001

23.1          Consent of Stark Winter Schenkein & Co., LLP             Incorporated by reference to Exhibit 23.1 to
                                                                       the Company's Registration Statement on Form
                                                                       SB-2 filed with the Securities and Exchange
                                                                       Commission on September 13, 2001

23.2          Consent of Kirkpatrick & Lockhart LLP                    Incorporated by reference to Exhibit 23.2 to
                                                                       the Company's Registration Statement on Form
                                                                       SB-2 filed with the Securities and Exchange
                                                                       Commission on September 13, 2001

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                 CYCO.NET, INC.



May 13, 2002              By:  /s/ Richard Urrea
                             ----------------------------
                               Richard Urrea, President